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                                                                   Exhibit 10.31

                               PROMISSORY NOTE A-X

New York, New York
$86,000,000 (initial and maximum notional amount)              February 13, 2004



         PROMISSORY NOTE A-X, dated as of February 13, 2004 (this NOTE), by 731 OFFICE ONE LLC, a Delaware limited liability company (BORROWER), having an address for notice purposes c/o Alexander's Inc., 888 Seventh Avenue, New York, New York 10019, in favor of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, LENDER), having an office at 60 Wall Street, New York, New York 10005.

         WHEREAS, Lender made a loan to Borrower in the original principal amount of $400,000,000 (the LOAN);

         WHEREAS, Lender is the present owner and holder of that certain Consolidated Amended and Restated Note, dated as of February 13, 2004, made by Borrower in favor of Lender (the EXISTING NOTE), which Existing Note evidences an indebtedness of Borrower to Lender in the original and current outstanding principal amount of $400,000,000 (the EXISTING DEBT);

         WHEREAS, pursuant to the Loan Agreement (as hereinafter defined), Borrower and Lender desire to sever the Existing Note into six (6) newly issued substitute promissory notes in an aggregate principal amount equal to the Existing Debt;

         WHEREAS, from and after the date hereof, the Existing Note shall be amended, restated and superseded and the Loan shall be evidenced by (i) this Promissory Note A-X, in the notional principal amount of $86,000,000; (ii) that certain Promissory Note A-1, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $90,000,000 (NOTE A-1); (iii) that certain Promissory Note A-2, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $95,000,000 (NOTE A-2); (iv) that certain Promissory Note A-3, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $35,000,000 (NOTE A-3); (v) that certain Promissory Note A-4, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $94,000,000 (NOTE A-4); and (vi) that certain Promissory Note B, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $86,000,000 (NOTE B); and

         WHEREAS, Lender and Borrower intend these Recitals to be a material part of this Note.

         NOW, THEREFORE, FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender the interest and other fees, expenses and charges provided in this Note.
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1.       DEFINED TERMS.

         a. Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Loan Agreement (as defined below), unless otherwise expressly provided herein. All references to sections shall be deemed to be references to sections of this Note, unless otherwise indicated.

         b.       The following terms shall have the meaning ascribed thereto:

         ANTICIPATED REPAYMENT DATE shall mean March 1, 2014.

         BORROWER shall have the meaning provided in the first paragraph hereof.

         EXISTING DEBT shall have the meaning provided in the Recitals to this Note.

         EXISTING NOTE shall have the meaning provided in the Recitals to this Note.

         INTEREST PERIOD shall have the meaning provided in Section 2.

         LENDER shall have the meaning provided in the first paragraph hereof.

         LOAN shall have the meaning provided in the Recitals to this Note.

         LOAN AGREEMENT shall mean the Loan and Security Agreement, dated the date hereof, between Borrower and Lender.

         MATURITY DATE shall mean March 1, 2029, or such earlier date on which the final payment of principal of Note B becomes due and payable as provided in the Loan Agreement or Note B, whether at such stated maturity date, by declaration of acceleration, or otherwise.

         MATURITY DATE PAYMENT shall have the meaning set forth in Section 3(e).

         MONTHLY AMOUNTS shall have the meaning provided in Section 3(a).

         NOTE shall have the meaning provided in the first paragraph hereof.

         NOTE A-1 shall have the meaning provided in the Recitals to this Note.

         NOTE A-2 shall have the meaning provided in the Recitals to this Note.

         NOTE A-3 shall have the meaning provided in the Recitals to this Note.

         NOTE A-4 shall have the meaning provided in the Recitals to this Note.

         NOTE B shall have the meaning provided in the Recitals to this Note.

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         PAYMENT DATE shall be the first (1st) calendar day of each calendar month, whether or not such day is a Business Day, commencing on April 1, 2014 and continuing to and including the Maturity Date.

         NOTIONAL AMOUNT shall mean $86,000,000 or so much of the aggregate principal amount that is outstanding under Note B from time to time.

         STATED INTEREST RATE shall mean the rate of 00.11875% per annum.

2.       INTEREST.

         a. From and after the Anticipated Repayment Date, interest shall accrue on the Notional Amount at the Stated Interest Rate.

         b. Interest on the Notional Amount shall be calculated based on the Stated Interest Rate on the basis of a fraction, the denominator of which shall be 360 and the numerator of which shall be the actual number of days in the relevant Interest Period, except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year. Interest shall accrue from, and including, the first (1st) day of the prior month and ending on the last day of the prior month (an INTEREST PERIOD); in each case without adjustment for any Business Day convention; provided that the first accrual period shall commence on the Anticipated Repayment Date.

         c. The provisions of this Section 2 are subject in all events to the provisions of Section 2.2.4 of the Loan Agreement.

3.       PAYMENTS.


         a. Commencing on April 1, 2014 and on each and every Payment Date thereafter until the Maturity Date, Borrower shall pay to Lender interest accruing hereunder for the entire Interest Period immediately preceding the month in which said Payment Date occurs. There shall be no required payments of principal under this Note.

         b. All payments made by Borrower hereunder or under any of the Loan Documents shall be made on or before 2:00 p.m. New York City time or such later time as Lender or its servicer shall apply amounts on deposit in the Holding Account in accordance the terms of the Loan Documents. Any payments received after such time shall be credited to the next following Business Day.

         c. All amounts advanced by Lender pursuant to the Loan Documents, other than the principal amount of the Loan, or other charges provided in the Loan Documents, shall be due and payable as provided in the Loan Documents. In the event any such advance or charge is not so repaid by

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                  Borrower, Lender may, at its option, first apply any payments received under this Note to repay such advances, together with any interest thereon, or other charges as provided in the Loan Documents, and the balance, if any, shall be applied in payment of any installment of interest or principal then due and payable.

         d. All unpaid accrued interest, all interest that would accrue on the Notional Amount through the end of the Interest Period during which the Maturity Date occurs and all other fees and sums then payable hereunder or under the Loan Documents (collectively, the MATURITY DATE PAYMENT), shall be due and payable in full on the Maturity Date.

         e. Amounts due on this Note shall be payable, without any counterclaim, setoff or deduction whatsoever, at the office of Lender or its agent or designee at the address set forth on the first page of this Note or at such other place as Lender or its agent or designee may from time to time designate in writing.

         f. All amounts due under this Note shall be due and payable in lawful money of the United States.

         g. To the extent that Borrower makes a payment or Lender receives any payment or proceeds for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Borrower hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender.

4.       MISCELLANEOUS.

         A. WAIVER. Borrower and all endorsers, sureties and guarantors hereby jointly and severally waive all applicable exemption rights, valuation and appraisement, presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and, except as otherwise expressly provided in the Loan Documents, all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note. Borrower consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note and to the release of the collateral securing this Note or any part thereof, with or without substitution, and agrees that additional makers may become parties hereto without notice to them or affecting their liability under this Note.

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         B.       NON-RECOURSE. Recourse with respect to any claims arising
                  under or in connection with this Note shall be limited to the extent provided in Article XVIII of the Loan Agreement and the terms, covenants and conditions of Article XVIII of the Loan Agreement are hereby incorporated by reference as if fully set forth in this Note.

         C. NOTE SECURED. This Note and all obligations of Borrower hereunder are secured by the Loan Agreement, the Security Instrument and the other Loan Documents.

         D. NOTICES. Any notice, election, request or demand which by any provision of this Note is required or permitted to be given or served hereunder shall be given or served in the manner required for the delivery of notices pursuant to the Loan Agreement.

         E. ENTIRE AGREEMENT. This Note, together with the other Loan Documents, constitutes the entire and final agreement between Borrower and Lender with respect to the subject matter hereof and thereof and may only be changed, amended, modified or waived by an instrument in writing signed by Borrower and Lender.

         F. NO WAIVER. No waiver of any term or condition of this Note, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No notice to, or demand on, Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

         G. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and permitted assigns. Upon any endorsement, assignment, or other transfer of this Note by Lender or by operation of law, the term "Lender" as used herein, shall mean such endorsee, assignee, or other transferee or successor to Lender then becoming the holder of this Note. The term "Borrower" as used herein shall include the respective successors and assigns, legal and personal representatives, executors, administrators, devisees, legatees and heirs of Borrower, if any.

         H. CAPTIONS. All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Note.

         I. COUNTERPARTS. This Note may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one binding Note.

         J. SEVERABILITY. The provisions of this Note are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole

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                  or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Note.

         K. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REGARD TO CHOICE OF LAW RULES. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         L. JURY TRIAL WAIVER. BORROWER, LENDER AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER BORROWER OR LENDER, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
                  (I) ARISING UNDER THIS NOTE, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER AND LENDER HEREBY AGREE AND CONSENT THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. EACH OF BORROWER AND LENDER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF

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                  THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

         M. COUNTERCLAIMS AND OTHER ACTIONS. Borrower hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Note, any and every right it may have to (i) interpose any counterclaim therein (other than a mandatory or compulsory counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Note and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day and year first above written.

                                         BORROWER:

                                         731 OFFICE ONE LLC, a Delaware limited
                                         liability company

                                         By:  731 OFFICE ONE HOLDING LLC, a
                                              Delaware limited liability
                                              company, its sole member

                                              By:  ALEXANDER'S INC., a
                                                   Delaware corporation, its
                                                   sole member


                                              By:  /s/      Brian Kurtz
                                                   --------------------------
                                                   Name:   Brian Kurtz
                                                   Title:  Assistant Secretary